EXHIBIT 99.1

Contacts:

Foundry Networks	Foundry Networks	Financial Dynamics
Chief Financial Officer	Treasurer	Investor Relations
Tim Heffner	Michael Iburg	Jason Golz
408.586.1700	408.586.1894	415.439.4532
theffner@foundrynet.com	miburg@foundrynet.com	jgolz@fd-us.com

FOUNDRY NETWORKS POSTS THIRD QUARTER RESULTS

~ Revenues Increase 33% to $101.7 Million ~

~ Record Gross Margins of 67% ~

     San Jose, CA - October 22, 2003 - Foundry Networks™, Inc. (Nasdaq: FDRY), today reported financial results for its third quarter ended September 30, 2003.

     Revenues for the third quarter of 2003 increased to $101.7 million, compared to $95.7 million in the previous quarter, and $76.6 million in the same period last year. Foundry earned net income of $20.8 million, or $0.15 per diluted share in the third quarter, compared to net income of $16.8 million, or $0.13 per diluted share, in the prior quarter, and net income of $7.0 million, or $0.06 per diluted share, for the same period in 2002.

     Revenues for the first nine months of 2003 were $288.5 million, as compared to $214.0 million for the same period last year, an increase of 35%. Net income for the first nine months of 2003 was $51.0 million or $0.38 per diluted share, compared to net income of $12.1 million or $0.10 per diluted share for the same period in 2002.

     “Revenue strength was balanced across diverse verticals and geographies during the period,” stated Bobby Johnson, President and CEO of Foundry Networks. “Revenue from the Federal Government remained strong, representing about 30% of Foundry’s revenues during the quarter. Capital spending from customers in Japan and Korea also demonstrated resiliency and rebounded from prior quarter levels. In contrast to historical trends, European sales remained level during the seasonally slow summer months.”

     Mr. Johnson continued, “We also recorded revenue from an increasing span of products. We shipped and recognized revenue on our third generation 10 Gigabit Ethernet platform, the BigIron® MG8 router, commonly referred to as ‘Mucho Grande’. We introduced new ServerIron® products that include a new version of the TrafficWorks™ IronWare™ operating system and our ServerIron Link Balancer. Additionally, we announced our wireless LAN strategy which integrates wireless technology into Foundry’s existing enterprise network infrastructure products.

     Through continued manufacturing cost controls and a stable pricing environment, we attained gross margins of 67%, our highest level ever. Additionally, our cash position continued to grow. We added $44 million to our cash balance and now have more than $455 million in cash and investments and we remain debt-free.”

     “Our entire organization continues to focus on reaching operational and financial milestones, increasing the Company’s efficiency, and in general, executing on our plan,” concluded Mr. Johnson.

Conference Call

     Foundry Networks will host a conference call today to further discuss these results at 2:00 p.m. Pacific Time. The call can be accessed via a webcast at www.foundrynetworks.com. A Web replay will also be available for approximately 90 days at this same Web address.

About Foundry Networks

Foundry Networks, Inc. (Nasdaq: FDRY) is a leading provider of high-performance enterprise and service provider switching, routing and Web traffic management solutions including Layer 2/3 LAN switches, Layer 3 Backbone switches, Layer 4 - 7 Web switches and Metro Routers. Foundry’s 6,000 customers include the world’s premier ISPs, Metro service providers, and enterprises including e-commerce sites, universities, entertainment, health and wellness, government, financial, and manufacturing companies. For more information about the Company and its products, call 1.888.TURBOLAN or visit www.foundrynetworks.com.

NOTE: Foundry Networks, BigIron, ServerIron, TrafficWorks, IronWare and the ‘Iron’ family of marks, are trademarks or registered trademarks of Foundry Networks, Inc. in United States and other countries. All others are trademarks of their respective owners.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by that section. These forward-looking statements include statements by Mr. Johnson relating to the Company’s focus on reaching milestones, increasing efficiency and executing its plan. The forward-looking statements in this press release are subject to a number of risks and uncertainties, including the strength of the overall economy and the high-technology market in particular, competition, product development efforts, and acceptance of Foundry’s current and future products. Actual results could differ materially from those projected in our forward-looking statements. Investors should review the risk factors described in more detail in our most recent Annual Report on Form 10-K available free of charge from Foundry at www.foundrynetworks.com or from the SEC at www.sec.gov. Foundry assumes no obligation to update the forward-looking statements contained in this press release.

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Net revenues:
Product	$89,450	$67,961	$253,907	$188,368
Service	12,233	8,635	34,626	25,656

Total net revenues	101,683	76,596	288,533	214,024
Cost of revenues:
Product	31,754	34,589	99,624	96,954
Service	1,688	954	5,945	3,892

Total cost of revenues	33,442	35,543	105,569	100,846

Gross profit	68,241	41,053	182,964	113,178

Operating expenses:
Research and development	10,432	8,907	30,398	26,291
Sales and marketing	21,428	18,492	64,824	61,653
General and administrative	4,852	4,662	11,799	11,024
Amortization of deferred stock compensation	21	212	215	900

Total operating expenses	36,733	32,273	107,236	99,868

Income from operations	31,508	8,780	75,728	13,310
Interest income, net	1,475	1,184	3,769	3,943

Income before provision for income taxes	32,983	9,964	79,497	17,253
Provision for income taxes	12,204	2,959	28,484	5,175

Net income	$20,779	$7,005	$51,013	$12,078

Basic net income per share	$0.16	$0.06	$0.41	$0.10

Weighted average shares used in computing basic net income per share	126,796	119,999	123,638	119,204

Diluted net income per share	$0.15	$0.06	$0.38	$0.10

Weighted average shares used in computing diluted net income per share	138,659	124,859	132,813	123,587

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2003	December 31, 2002
	(unaudited)	(1)
ASSETS
Cash and investments (2)	$455,694	$326,453
Accounts receivable, net	67,688	51,896
Inventories, net	28,249	33,479
Deferred tax assets	28,566	28,560
Prepaid expenses and other current assets	3,740	3,591
Property and equipment, net	7,280	6,380
Other long-term assets	1,199	1,176

	$592,416	$451,535

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable	17,375	11,684
Income taxes payable	6,707	3,868
Accrued payroll and related benefits	12,338	11,748
Accrued warranty	1,920	2,305
Other accrued liabilities	4,950	3,597
Deferred support revenue	30,751	20,234

Total liabilities	74,041	53,436

Stockholders’ equity:
Additional paid-in capital	351,814	282,766
Note receivable from stockholder	(480)	(480)
Deferred stock compensation	(16)	(231)
Retained earnings	167,057	116,044

Total stockholders’ equity	518,375	398,099

	$592,416	$451,535

(1)	Derived from audited consolidated financial statements.

(2)	Includes $40.3 million of long-term marketable investments at September 30, 2003 and none at December 31, 2002.

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Nine Months Ended September 30,
	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$51,013	$12,078
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,882	3,652
Amortization of deferred stock compensation	215	900
Provision for (recovery of) doubtful accounts	(862)	544
Inventory provision	8,901	6,685
Tax benefit from stock option exercises	21,343	411
Change in operating assets and liabilities:
Accounts receivable	(14,930)	11,348
Inventories	(3,671)	(9,575)
Prepaid expenses and other assets	(178)	2,355
Accounts payable	5,691	5,667
Accrued payroll and related expenses	590	(3,714)
Other accrued expenses	968	(729)
Income taxes payable	2,839	2,245
Deferred support revenue	10,517	1,294

Net cash provided by operating activities	86,318	33,161

CASH FLOWS FROM INVESTING ACTIVITIES:
Maturities and purchases of investments, net	(45,438)	15,416
Purchases of property and equipment	(4,782)	(3,179)

Net cash used by investing activities	(50,220)	12,237

CASH FLOW FROM FINANCING ACTIVITY:
Proceeds from issuance of common stock under employee stock plans	47,741	5,596

Cash provided by financing activity	47,741	5,596

INCREASE IN CASH AND CASH EQUIVALENTS	83,839	50,994
Effect of exchange rate changes on cash	(36)	(349)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	187,719	98,210

CASH AND CASH EQUIVALENTS, END OF PERIOD	$271,522	$148,855

EXHIBIT 99.1

Contacts:

Foundry Networks	Foundry Networks	Financial Dynamics
Chief Financial Officer	Treasurer	Investor Relations
Tim Heffner	Michael Iburg	Jason Golz
408.586.1700	408.586.1894	415.439.4532
theffner@foundrynet.com	miburg@foundrynet.com	jgolz@fd-us.com

FOUNDRY NETWORKS POSTS THIRD QUARTER RESULTS

~ Revenues Increase 33% to $101.7 Million ~

~ Record Gross Margins of 67% ~

     San Jose, CA - October 22, 2003 - Foundry Networks™, Inc. (Nasdaq: FDRY), today reported financial results for its third quarter ended September 30, 2003.

     Revenues for the third quarter of 2003 increased to $101.7 million, compared to $95.7 million in the previous quarter, and $76.6 million in the same period last year. Foundry earned net income of $20.8 million, or $0.15 per diluted share in the third quarter, compared to net income of $16.8 million, or $0.13 per diluted share, in the prior quarter, and net income of $7.0 million, or $0.06 per diluted share, for the same period in 2002.

     Revenues for the first nine months of 2003 were $288.5 million, as compared to $214.0 million for the same period last year, an increase of 35%. Net income for the first nine months of 2003 was $51.0 million or $0.38 per diluted share, compared to net income of $12.1 million or $0.10 per diluted share for the same period in 2002.

     “Revenue strength was balanced across diverse verticals and geographies during the period,” stated Bobby Johnson, President and CEO of Foundry Networks. “Revenue from the Federal Government remained strong, representing about 30% of Foundry’s revenues during the quarter. Capital spending from customers in Japan and Korea also demonstrated resiliency and rebounded from prior quarter levels. In contrast to historical trends, European sales remained level during the seasonally slow summer months.”

     Mr. Johnson continued, “We also recorded revenue from an increasing span of products. We shipped and recognized revenue on our third generation 10 Gigabit Ethernet platform, the BigIron® MG8 router, commonly referred to as ‘Mucho Grande’. We introduced new ServerIron® products that include a new version of the TrafficWorks™ IronWare™ operating system and our ServerIron Link Balancer. Additionally, we announced our wireless LAN strategy which integrates wireless technology into Foundry’s existing enterprise network infrastructure products.

     Through continued manufacturing cost controls and a stable pricing environment, we attained gross margins of 67%, our highest level ever. Additionally, our cash position continued to grow. We added $44 million to our cash balance and now have more than $455 million in cash and investments and we remain debt-free.”

     “Our entire organization continues to focus on reaching operational and financial milestones, increasing the Company’s efficiency, and in general, executing on our plan,” concluded Mr. Johnson.

Conference Call

     Foundry Networks will host a conference call today to further discuss these results at 2:00 p.m. Pacific Time. The call can be accessed via a webcast at www.foundrynetworks.com. A Web replay will also be available for approximately 90 days at this same Web address.

About Foundry Networks

Foundry Networks, Inc. (Nasdaq: FDRY) is a leading provider of high-performance enterprise and service provider switching, routing and Web traffic management solutions including Layer 2/3 LAN switches, Layer 3 Backbone switches, Layer 4 - 7 Web switches and Metro Routers. Foundry’s 6,000 customers include the world’s premier ISPs, Metro service providers, and enterprises including e-commerce sites, universities, entertainment, health and wellness, government, financial, and manufacturing companies. For more information about the Company and its products, call 1.888.TURBOLAN or visit www.foundrynetworks.com.

NOTE: Foundry Networks, BigIron, ServerIron, TrafficWorks, IronWare, and the ‘Iron’ family of marks, are trademarks or registered trademarks of Foundry Networks, Inc. in United States and other countries. All others are trademarks of their respective owners.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by that section. These forward-looking statements include statements by Mr. Johnson relating to the Company’s focus on reaching milestones, increasing efficiency and executing its plan. The forward-looking statements in this press release are subject to a number of risks and uncertainties, including the strength of the overall economy and the high-technology market in particular, competition, product development efforts, and acceptance of Foundry’s current and future products. Actual results could differ materially from those projected in our forward-looking statements. Investors should review the risk factors described in more detail in our most recent Annual Report on Form 10-K available free of charge from Foundry at www.foundrynetworks.com or from the SEC at www.sec.gov. Foundry assumes no obligation to update the forward-looking statements contained in this press release.

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Net revenues:
Product	$89,450	$67,961	$253,907	$188,368
Service	12,233	8,635	34,626	25,656

Total net revenues	101,683	76,596	288,533	214,024
Cost of revenues:
Product	31,754	34,589	99,624	96,954
Service	1,688	954	5,945	3,892

Total cost of revenues	33,442	35,543	105,569	100,846

Gross profit	68,241	41,053	182,964	113,178

Operating expenses:
Research and development	10,432	8,907	30,398	26,291
Sales and marketing	21,428	18,492	64,824	61,653
General and administrative	4,852	4,662	11,799	11,024
Amortization of deferred stock compensation	21	212	215	900

Total operating expenses	36,733	32,273	107,236	99,868

Income from operations	31,508	8,780	75,728	13,310
Interest income, net	1,475	1,184	3,769	3,943

Income before provision for income taxes	32,983	9,964	79,497	17,253
Provision for income taxes	12,204	2,959	28,484	5,175

Net income	$20,779	$7,005	$51,013	$12,078

Basic net income per share	$0.16	$0.06	$0.41	$0.10

Weighted average shares used in computing basic net income per share	126,796	119,999	123,638	119,204

Diluted net income per share	$0.15	$0.06	$0.38	$0.10

Weighted average shares used in computing diluted net income per share	138,659	124,859	132,813	123,587

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2003	December 31, 2002
	(unaudited)	(1)
ASSETS
Cash and investments (2)	$455,694	$326,453
Accounts receivable, net	67,688	51,896
Inventories, net	28,249	33,479
Deferred tax assets	28,566	28,560
Prepaid expenses and other current assets	3,740	3,591
Property and equipment, net	7,280	6,380
Other long-term assets	1,199	1,176

	$592,416	$451,535

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable	17,375	11,684
Income taxes payable	6,707	3,868
Accrued payroll and related benefits	12,338	11,748
Accrued warranty	1,920	2,305
Other accrued liabilities	4,950	3,597
Deferred support revenue	30,751	20,234

Total liabilities	74,041	53,436

Stockholders’ equity:
Additional paid-in capital	351,814	282,766
Note receivable from stockholder	(480)	(480)
Deferred stock compensation	(16)	(231)
Retained earnings	167,057	116,044

Total stockholders’ equity	518,375	398,099

	$592,416	$451,535

(1)	Derived from audited consolidated financial statements.

(2)	Includes $40.3 million of long-term marketable investments at September 30, 2003 and none at December 31, 2002.

FOUNDRY NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Nine Months Ended September 30,
	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$51,013	$12,078
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	3,882	3,652
Amortization of deferred stock compensation	215	900
Provision for (recovery of) doubtful accounts	(862)	544
Inventory provision	8,901	6,685
Tax benefit from stock option exercises	21,343	411
Change in operating assets and liabilities:
Accounts receivable	(14,930)	11,348
Inventories	(3,671)	(9,575)
Prepaid expenses and other assets	(178)	2,355
Accounts payable	5,691	5,667
Accrued payroll and related expenses	590	(3,714)
Other accrued expenses	968	(729)
Income taxes payable	2,839	2,245
Deferred support revenue	10,517	1,294

Net cash provided by operating activities	86,318	33,161

CASH FLOWS FROM INVESTING ACTIVITIES:
Maturities and purchases of investments, net	(45,438)	15,416
Purchases of property and equipment	(4,782)	(3,179)

Net cash used by investing activities	(50,220)	12,237

CASH FLOW FROM FINANCING ACTIVITY:
Proceeds from issuance of common stock under employee stock plans	47,741	5,596

Cash provided by financing activity	47,741	5,596

INCREASE IN CASH AND CASH EQUIVALENTS	83,839	50,994
Effect of exchange rate changes on cash	(36)	(349)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	187,719	98,210

CASH AND CASH EQUIVALENTS, END OF PERIOD	$271,522	$148,855